SCO-SUM SUP-1 021312
Summary Prospectus Supplement dated February 13, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y and Institutional Class shares of the Fund listed below:
Invesco Small Companies Fund
As of the close of business on March 15, 2012, the Fund will limit public sales of its shares to certain investors. Please see the “Other Information — Limited Fund Offering” section of the statutory Prospectus for further information.
SCO-SUM SUP-1 021312